UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
June 25, 2014

AZZ incorporated
(Exact name of registrant as specified in its charter)

Texas	1-12777	75-0948250
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Museum Place 3100 West 7th Street Suite 500 Fort Worth, Texas 76107
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 810-0095

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain         Officers; Compensatory Arrangements of Certain Officers.

AZZ incorporated (“AZZ”) announced that, on June 25, 2014, Ashok Kolady, Senior Vice President and Chief Operating Officer, Energy Segment of AZZ, was terminated from his position as Senior Vice President and Chief Operating Officer, Energy Segment of AZZ.

Section 7 - Regulation FD

Item 7.01    Regulation FD Disclosure.

On June 25, 2014, AZZ issued a press release announcing Mr. Kolady was terminated from his position as Senior Vice President and Chief Operating Officer, Energy Segment of AZZ. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibits are filed as part of this report.

Exhibit No.	Description
99.1	Press Release issued by AZZ incorporated on June 25, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 25, 2014		AZZ incorporated
(Registrant)

		By:	/s/ Tara D. Mackey
Tara D. Mackey Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by AZZ incorporated on June 25, 2014.